UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2005

ISSG, INC.

(Exact name of registrant as specified in its charter)

_______________________________________

Delaware	000-29315	13-3349556
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

5715 Lemona Avenue
Van Nuys, California	91411
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (818) 988-5132

RUB INVESTMENTS LIMITED

(former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On June 2, 2005, ISSG, Inc., a Delaware corporation ("ISSG"), completed a merger with Rub Investments Limited, a Nevada corporation reporting under the Securities Exchange Act of 1934, as amended ("Rub"). Pursuant to the terms of the Merger Agreement, ISSG issued 150,000 shares of restricted common stock to the sole stockholder of Rub and all of the issued and outstanding shares of Rub were cancelled. The Merger Agreement is attached as Exhibit 2 and the Certificate of Merger is attached as Exhibit 3ia (Delaware) and 3ib (Nevada).

The Merger Agreement was approved by the unanimous consent of the Board of Directors of both the Registrant and ISSG on May 13, 2005, and the sole stockholder of the Registrant.

Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, ISSG is the successor issuer to Rub for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act").

DESCRIPTION OF ISSG'S BUSINESS

ISSG, Inc. and its wholly-owned subsidiary, Dial-A-Cup Corporation, have developed a new and revolutionary hot water dispensing system that will brew one fresh cup of coffee, tea, hot chocolate, soup, etc. on demand. The appliance features a rotating cylinder with six (6) individual compartments, each with its own permanent filter.

There is a wide and varied customer base. Initial marketing will be to small businesses nationwide through the use of established national distributors, followed by introduction to the consumer via television through the consumer home shopping networks followed by sales to national retailers.

The on-demand coffee systems currently being marketed have met with poor sales because they require the use of the manufacturers "coffee pods" which are expensive and limited in selection. The Dial-A-Cup appliance is designed to allow the customer to continue to use the brand of coffee they currently use in their drip coffee pots.

Dial-A-Cup developed the appliance through Advance Plastics (San Diego, CA) and its manufacturing facilities in China. The first prototype was completed in late 2004, and the initial pre-production appliances are currently being manufactured from the recently completed molds for submission for UL approval. There are no anticipated problems and UL approval is expected within the next 60 days. There are no environmental compliance issues, which we are aware of.

Dial-A-Cup is a trademarked name, and has been issued two (2) U.S. Patents to date, and has one (1) patent pending.

Over the past two fiscal years, Dial-A-Cup's founders have invested approximately $200,000 on product research and development. The Company will maintain its two full-time employees and its Board of Directors for the remainder of its development stage and does not anticipate the need for additional personnel.

LEGAL PROCEEDINGS

ISSG may become involved in various routine legal proceedings incidental to its business. However, to ISSG's knowledge as of the date of this filing, there are no material pending legal proceedings to which ISSG is a party or to which any of its assets are subject.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the merger with Rub, described in Item 1.01 above, ISSG issued 150,000 shares of its restricted common stock to Anthony N. DeMint, the sole stockholder of Rub. ISSG believes that the issuance of the shares was exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2). The shares were issued directly by ISSG and did not involve a public offering or general solicitation. The recipient of the shares was afforded an opportunity for effective access to files and records of ISSG that contained the relevant information needed to make his investment decision, including ISSG's financial statements. ISSG reasonably believed that the recipient, immediately prior to issuing the shares, had such knowledge and experience in ISSG's financial and business matters that he was capable of evaluating the merits and risks of his investment. There were no commissions paid on the issuance of the shares.

DESCRIPTION OF SECURITIES

Common Stock

ISSG's Certificate of Incorporation authorizes the issuance of 50,000,000 shares of Common Stock, $0.001 par value per share, of which 10,737,873 shares were outstanding as of the date of this filing. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of common stock have no cumulative voting rights. Holders of shares of Common Stock are entitled to share ratably in dividends, if any, as may be declared, from time to time by the Board of Directors in its discretion, from funds legally available therefore. In the event of a liquidation, dissolution or winding up of ISSG, the holders of shares of Common Stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. Holders of Common Stock have no preemptive rights to purchase ISSG's Common Stock. There are no conversion rights or redemption or sinking fund provisions with respect to the common stock. All of the outstanding shares of Common Stock are validly issued, fully paid and non-assessable.

Transfer Agent

The transfer agent for ISSG's common stock is Colonial Stock Transfer Company, 66 Exchange Place, Salt Lake City, UT 84111.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

Pursuant to the terms of the merger, all of the issued and outstanding shares of Rub were cancelled and ISSG issued Rub's sole stockholder 150,000 shares of ISSG's common stock. ISSG was the successor corporation in the merger and assumed Rub's reporting status under the Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table presents information, to the best of ISSG's knowledge, about the beneficial ownership of its common stock immediately following closing of the merger, held by those persons known to beneficially own more than 5% of its capital stock and by its directors and executive officers. The percentage of beneficial ownership for the following table is based on 10,737,873 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes (unless footnoted) shares of common stock that the stockholder has a right to acquire within 60 days after May 31, 2005 through the exercise of any option, warrant or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Security Ownership of Management
Name of Beneficial Owner (1)	Number of Shares	Percent of Outstanding Shares of Common Stock (2)
Terence Davis, President and Director	0	0%
Brad Bunch, Director	0	0%
James Udel, Director	0	0%
Craig Triance, Director	0	0%
Directors and Officers as a Group	0	0%

  As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). The address of each person is care of the Company.

  Figures are rounded to the nearest whole percent.

Security Ownership of Certain Beneficial Owners
Name of Beneficial Owner (1)	Number of Shares	Percent of Class (2)
Timothy McDermott 224 Grassmere Ave. Oakdale, NY 11769	10,000,000	93%
Beneficial Owners as a Group	10,000,000	93%

  As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).

  Figures are rounded to the nearest whole percent.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As the successor issuer in the merger, ISSG's current officers and directors remained unchanged. ISSG's Board of Directors serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Information as to the directors and executive officers of ISSG is as follows:

Name	Age	Title
Terence Davis	57	President and Director
Brad Bunch	61	Director
James Udel	45	Director
Craig Triance	43	Director

KEY MANAGEMENT & PERSONNEL PROFILES:

Terence Davis, is President and a Director of the Company. Mr. Davis has served as President and a Director of the Company since February of 2004. Mr. Davis is the owner of Golden Saw Construction since 1986. From 1991 through 1997 Mr. Davis served as President and a Director of InvestAmerica, Inc., a Nevada company.

Brad Bunch, is a Director of the Company. Mr. Bunch received his Juris Doctor from the University of San Diego School of Law in 1969. From 1982 to the present, Mr. Bunch has worked for Automotive Systems Group, Inc. in Alhambra, California. Mr. Bunch serves as the CEO Managing Director of all phases of the automotive niche marketing company. Mr. Bunch established global customer base and coordinated purchases and product movement from over 250 global suppliers operating with company wide budgeting. From 1981 to the present, Mr. Bunch has served as Counsel for the Law Offices of McCollum & Bunch in Fresno, California. The law office deals with all phases of business transactions, mergers and acquisitions, environmental issues, corporate, joint ventures, with emphasis on business solutions.

James Udel, is a Director of the Company. Mr. Udel received his BA in Photojournalism from Tarrant County College in Ft. Worth, Texas in 1982. Mr. Udel is the owner of Udel Brothers Studios, a photography company since 1985. From 1980 to the present Mr. Udel has worked for Mark Brinbaum Productions in Dallas, Texas. Mr. Udel has shot over stills on over 100 commercials, including Six Flags, Dr. Pepper, Pizza Hut, Dallas Cowboys and Ford Motor Company.

Craig Triance, is a Director of the Company. Mr. Triance received his Juris Doctor from the J.D. Loyola Law School of Los Angeles, California in 1992. From 1995 to the present Mr. Triance has served as the Principal Attorney for the Law Offices of Craig Triance in San Dimas, California. Mr. Triance's legal background includes civil and probate litigation, estate planning and probate. Mr. Triance has also formed and served as general counsel for several dozen California and Nevada corporations. From 2000 through 2003, Mr. Triance wrote a monthly legal matters column for the San Dimas Community News.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) FINANCIAL STATEMENTS

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-1

Consolidated Balance Sheet as of March 31, 2005 (unaudited) and December 31, 2004	F-2

Consolidated Statements of Operations for the Period from April 24, 2002 (Inception) through March 31, 2005 (unaudited), for the three months ended March 31, 2005 and 2004

(unaudited), and for the years ended December 31, 2004 and 2003

F-3

Consolidated Statements of Stockholder's Deficit for the years ended December 31, 2003 and 2004, and for the three months ended March 31, 2005 (unaudited)	F-4

Consolidated Statements of Cash Flows for the Period from April 24, 2002 (Inception) through March 31, 2005 (unaudited), for the three months ended March 31, 2005 and 2004 (unaudited), and for the years ended December 31, 2004 and 2003

F-5

Notes to Consolidated Financial Statements	F-6

Report of Independent Registered Public Accounting Firm

Board of Directors

ISSG, Inc. and Subsidiary

We have audited the accompanying consolidated balance sheet of ISSG, Inc. and subsidiary, Dial-A-Cup Corp., a development-stage company, (the "Company") as of December 31, 2004, and the related statements of operations, stockholders' deficit, and cash flows for each of the two years in the period ended December 31, 2004, and for the period from April 24, 2002 (Inception) to December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ISSG, Inc. and subsidiary, Dial-A-Cup Corp., as of December 31, 2004, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2004, and for the period from April 24, 2002 (Inception) to December 31, 2004, in conformity with accounting principles generally accepted in the United States.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 of the consolidated financial statements, the Company is a development-stage company and has incurred losses from operations and used cash flows in operations. At December 31, 2004, the Company has a working capital deficit and stockholders' deficit. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are also described in Note 2 of the consolidated financial statements. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ McKennon, Wilson & Morgan LLP

Irvine, California

March 23, 2005, except as

to Note 8 for which the

date is June 3, 2005

ISSG, INC. AND SUBSIDIARY

(A DEVELOPMENT-STAGE COMPANY)

BALANCE SHEET

	At March 31, 2005	At December 31, 2004
	(unaudited)
ASSETS

Current assets-
Cash	$ 23,262	$ 27,273

Intangible assets, net of accumulated amortization of $1,771 and $1,396 (Note 3)	23,774	22,499

Total assets	$ 47,036	$ 49,772

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Line of Credit (Note 4)	$ 50	$ -
Accounts payable	39,446	38,251
Accrued liabilities	20,916	18,916
Note payable to officer (Note 5)	162,167	152,312
Total current liabilities	222,579	209,479

Commitments (Note 7)

Stockholders' deficit (Note 6):
Common stock, $0.001 par value; 50,000,000 shares authorized; 10,550,373 shares issued and outstanding	10,550	10,550
Additional paid-in capital	440,700	386,450
Deficit accumulated during development stage	(626,793)	(556,707)
Total stockholders' deficit	(175,543)	(159,707)

Total liabilities and stockholders' deficit	$ 47,036	$ 49,772

See accompanying notes to consolidated financial statements.

ISSG, INC. AND SUBSIDIARY

(A DEVELOPMENT-STAGE COMPANY)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Period from April 24, 2002 (Inception) to March 31,	Three months ended March 31,		Year ended December 31,
	2005	2005	2004	2004	2003
	(unaudited)	(unaudited)	(unaudited)

Revenues	$ -	$ -	$ -	$ -	$ -

Operating expenses:
Research and development	123,500	-	-	116,000	7,500
General and administrative	489,807	66,381	37,748	217,440	121,029
Total operating expenses	613,307	66,381	37,748	333,440	128,529

Operating loss	(613,307)	(66,381)	(37,748)	(333,440)	(128,529)

Interest income	107	-	-	107	-
Interest expense - related party (Note 4)	(11,893)	(3,705)	(1,510)	(6,040)	(1,302)

Loss before provision for income taxes	(625,093)	(70,086)	(39,258)	(339,373)	(129,831)

Provision for income taxes	1,700	-	-	1,100	300

Net loss	$ (626,793)	$ (70,086)	$ (39,258)	$ (340,473)	$ (130,131)

Basic and diluted loss per common share	.	$ (0.01)	$ (0.00)	$ (0.03)	$ (0.01)

Weighted average common shares Outstanding, basic and diluted	.	10,583,546	10,033,173	10,447,838	10,000,000

See accompanying notes to consolidated financial statements.

ISSG, INC. AND SUBSIDIARY

(A DEVELOPMENT-STAGE COMPANY)

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT

	Common Stock		Additional Paid-in	Deficit Accumulated During Development	Stockholders'
	Shares	Amount	Capital	Stage	Deficit
Balances at April 24, 2002 (Inception)	-	$ -	$ -	$ -	$ -
Issuance of founder's shares at $0.001 per share	10,000,000	10,000	-	-	10,000
Fair value of services contributed by officer	-	-	66,667	-	66,667
Fair value of rent contributed by officer	-	-	8,000	-	8,000
Net loss	-	-	-	(86,103)	(86,103)
Balances at December 31, 2002	10,000,000	10,000	74,667	(86,103)	(1,436)
Fair value of services contributed by officer	-	-	100,000	-	100,000
Fair value of rent contributed by officer	-	-	12,000	-	12,000
Net loss	-	-	-	(130,131)	(130,131)
Balances at December 31, 2003	10,000,000	10,000	186,667	(216,234)	(19,567)
Issuance of common stock to ISSG, Inc. shareholders	550,373	550	(550)	-	-
Fair value of services contributed by officers	-	-	183,333	-	183,333
Fair value of rent contributed by officers	-	-	17,000	-	17,000
Net loss	-	-	-	(340,473)	(340,473)
Balances at December 31, 2004	10,550,373	10,550	386,450	(556,707)	(159,707)
Fair value of services contributed by officers	-	-	50,000	-	50,000
Fair value of rent contributed by officers	-	-	4,250	-	4,250
Net loss	-	-	-	(70,086)	(70,086)
Balances at March 31, 2005 (unaudited)	10,550,373	$ 10,550	$ 440,700	$ (626,793)	$ (175,543)

See accompanying notes to consolidated financial statements.

ISSG, INC. AND SUBSIDIARY

(A DEVELOPMENT-STAGE COMPANY)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Period from April 24, 2002 (Inception) to March 31,	Three months ended March 31,		Year ended December 31,
	2005	2005	2004	2004	2003
	(unaudited)	(unaudited)	(unaudited)
Cash flows from operating activities:
Net loss	$(626,793)	$ (70,086)	$ (39,258)	$(340,473)	$(130,131)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization of intangibles	1,771	375	165	659	421
Founder's shares expense	10,000	-	-	-	-
Fair value of officers' services	400,000	50,000	33,333	183,333	100,000
Fair value of rent	41,250	4,250	4,250	17,000	12,000
Changes in operating assets and liabilities:
Accounts payable	39,446	1,195	(3,970)	33,051	3,970
Accrued liabilities	20,916	2,000	-	10,008	8,908
Interest payable on note to officer	11,893	3,705	1,510	6,040	1,302
Net cash used in operating activities	(101,517)	(8,561)	(3,970)	(90,382)	(3,530)

Cash flows from investing activities-
Purchases of intangible assets	(25,545)	(1,650)	3,970	(2,345)	(7,905)

Cash flows from financing activities:
Borrowings under note payable to officer	152,574	6,150	-	122,300	11,435
Payments on note payable to officer	(2,300)	-	-	(2,300)	-
Net payments and borrowings from line of credit	50	50	-	-	-
Net cash provided by financing activities	150,324	6,200	-	120,000	11,435

Net increase in cash	23,262	(4,011)	-	27,273	-

Cash, beginning of period	-	27,273	-	-	-

Cash, end of period	$ 23,262	$ 23,262	$ -	$ 27,273	$ -

Supplemental disclosures of cash flow information
Cash paid during the period for:
Income taxes	$ 600	$ -	$ -	$ -	$ 300

See accompanying notes to consolidated financial statements.

ISSG, INC. AND SUBSIDIARY

(A DEVELOPMENT-STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 30, 2005 AND 2004 (UNAUDITED)

AND FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

AND FOR THE PERIOD OF INCEPTION, APRIL 24, 2002 THROUGH MARCH 31, 2005

NOTE 1 - ORGANIZATION AND BUSINESS

Dial-A-Cup, Inc. ("DAC") was incorporated in the state of New York on April 24, 2002 ("Inception"). DAC is currently in the development stage of a new hot beverage dispenser. To date, DAC's operations have consisted of the design and development of a hot beverage dispenser that they have received two patents on and one additional patent pending. This completely new and unique hot beverage dispenser will brew one cup of fresh, hot coffee, and/or one cup of tea consecutively, with one appliance and with only one filling of water and coffee or tea. The product features a rotating cylinder with six individual compartments, each with its own permanent filter, which guarantees a fresh cup of brewed beverage one cup at a time. DAC is seeking monies for additional development, engineering, and marketing expenses related to the future sale of their coffee system. The Company does not plan to manufacture its products.

On March 9, 2004, DAC completed a reverse acquisition of ISSG, Inc. ("ISSG"), a Delaware corporation. At the time of acquisition, ISSG had no operations, revenues and no significant assets or liabilities. It was considered a blank-check company prior to the acquisition. In connection with the acquisition ISSG issued DAC 10,000,000 shares of common stock, approximately 95% of the outstanding common stock of ISSG, for all the issued and outstanding DAC common stock. The ISSG stockholders retained 550,373 shares of ISSG common stock. DAC and ISSG will be collectively referred herein to as the "Company".

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unaudited Interim Financial Statements

The interim financial data as of March 31, 2005, and for the three months ended March 31, 2005 and 2004 are un-audited; however, in the opinion of management, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the Company's financial position as of March 31, 2005, and the results of its operations for the three months and cash flows for the three months ended March 31, 2005 and 2004. These results are not necessarily indicative of the results expected for the year ending December 31, 2005. These financial statements and notes thereto do not reflect all disclosures necessary for preparation under accounting principles generally accepted in the United States. Refer to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004.

Basis of Presentation and Change in Reporting Entity

The acquisition of DAC by ISSG as discussed in Note 1 was accounted for as a reverse acquisition, whereby the assets of DAC are reported at their historical cost. The assets and liabilities of ISSG, which were not significant, were recorded at fair value on March 9, 2004, the date of the acquisition. No goodwill was recorded in connection with the reverse acquisition since ISSG had no business. The reverse acquisition resulted in a change in the reporting entity of ISSG, for accounting and reporting purposes. Accordingly, the financial statements herein reflect the operations of DAC from Inception and ISSG from March 9, 2004, the date of acquisition, through December 31, 2004. The 10,000,000 ISSG common shares issued to DAC's founding shareholders are reflected in the accompanying statement of stockholders' deficit as if they were outstanding for all periods presented. The 550,373 shares retained by the stockholders of ISSG have been recorded on the date of acquisition of March 9, 2004.

ISSG, INC. AND SUBSIDIARY

(A DEVELOPMENT-STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 30, 2005 AND 2004 (UNAUDITED)

AND FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

AND FOR THE PERIOD OF INCEPTION, APRIL 24, 2002 THROUGH MARCH 31, 2005

Going Concern Considerations

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. The Company is currently a development-stage enterprise. The Company's continued existence is dependent upon the Company's ability to obtain additional debt and/or equity financing. The Company has incurred losses since its inception. In addition, the Company has not generated any revenues from its products. Further, as of March 31, 2005 the Company has current liabilities in excess of current assets of approximately $199,000. These factors raise substantial doubt about the ability of the Company to continue as a going concern. Management plans to raise additional funds through loans or through future sales of their common stock, until such time the Company's revenues are sufficient to meet its cost structure, and ultimately achieve profitable operations. There is no assurance that the Company will be successful in raising additional capital or achieving profitable operations. The consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Principles of Consolidation

The consolidated financial statements include the accounts of ISSG, and its wholly-owned subsidiary DAC. All significant inter-company balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods. Actual results could materially differ from those estimates. Significant estimates made by management include the recoverability of intangible assets.

Intangible Assets

Financial Accounting Standards Board ("FASB") Statement No. 142, Goodwill and Other Intangible Assets ("FAS 142") requires that goodwill and intangible assets with indefinite useful lives no longer be amortized, but instead tested for impairment at least annually in accordance with the provisions of FAS 142. This standard also requires that intangible assets with definite useful lives be amortized over their respective estimated useful lives to their estimated residual values, and reviewed for impairment. As of December 31, 2004, the Company believes there is no impairment of its intangible assets.

The Company's intangible assets consist of the costs of filing various United States patents and trademarks. The patents and trademarks are recorded at cost. Patents are amortized using the straight-line method over the estimated useful lives of the patents, which the Company has estimated to be seventeen years. In addition, the Company determined that the trademarks have an indefinite life and will be reviewed annually for impairment.

ISSG, INC. AND SUBSIDIARY

(A DEVELOPMENT-STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 30, 2005 AND 2004 (UNAUDITED)

AND FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

AND FOR THE PERIOD OF INCEPTION, APRIL 24, 2002 THROUGH MARCH 31, 2005

Revenue Recognition

The Company is currently a developmental stage company and has not recognized any revenues to date. The Company will recognize revenue from product sales once all of the following criteria for revenue recognition have been met: pervasive evidence that an agreement exists; the services have been rendered; the fee is fixed and determinable and not subject to refund or adjustment; and collection of the amount due is reasonable assured. The Company will primarily derive its revenues from the sales of its beverage dispenser.

Research and Development

Research and development costs are expensed as incurred. The costs of materials and equipment that will be acquired or constructed for research and development activities, and have alternative future uses, both in research and development, marketing or sales, will be classified as property and equipment and depreciated over their estimated useful lives. To date research and development costs include the development of a prototype of the Company's beverage dispenser.

Income Taxes

The Company accounts for income taxes in accordance with FASB Statement No. 109 "Accounting for Income Taxes." SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carry forwards.

Fair Value of Financial Instruments

The Company has financial instruments whereby the fair value of the financial instruments could be different than that recorded on a historical basis in the accompanying balance sheets. The Company's financial instruments consist of cash, accounts payable, accrued liabilities and notes due officer. The carrying amounts of the Company's financial instruments approximate their fair values as of December 31, 2004 and at March 31, 2005 (unaudited).

Fair Value of Officer and Stockholder Transactions

In accordance with Staff Accounting Bulletin ("SAB") No. 79, "Accounting for Expenses or Liabilities Paid by Principal Stockholder," the Company estimates and records the fair value of expenses contributed to the Company by its officers and shareholders. Significant expenses contributed by officers and shareholders during the periods presented consist of office space and services. The Company assesses the fair value of these services and records an expense to operations with a corresponding credit to additional paid-in capital. See Note 5 for further discussion.

Loss per Common Share

The Company presents basic loss per share ("EPS") and diluted EPS on the face of consolidated statements of operations. Basic loss per share is computed as net loss divided by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur from common shares issuable through stock options, warrants, and other convertible securities. During the years ended December 31, 2004 and 2003, there were no dilutive instruments outstanding.

ISSG, INC. AND SUBSIDIARY

(A DEVELOPMENT-STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 30, 2005 AND 2004 (UNAUDITED)

AND FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

AND FOR THE PERIOD OF INCEPTION, APRIL 24, 2002 THROUGH MARCH 31, 2005

Risks and Uncertainties

The Company's operations are subject to new innovations in product design and function. Significant technical changes can have an adverse effect on product lives. Design and development of new products are important elements to achieve profitability in the industry segment.

Recent Accounting Pronouncements

In May 2003, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity", and ("SFAS 150"). SFAS 150 establishes standards for how an issuer classifies and measurers in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. In accordance with SFAS 150, financial instruments that embody obligations for the issuer are required to be classified as liabilities. SFAS 150 shall be effective for financial instruments entered into or modified after May 31, 2003. SFAS 150 did not have a significant effect on the Company's financial statements.

In December 2004, the FASB issued SFAS No. 123(R), "Share-Based Payment," which revises SFAS No. 123. SFAS No. 123(R) is effective July 1, 2005 for all calendar year-end companies and requires companies to expense the fair value of employee stock options and other forms of stock-based compensation. The Company must adopt this standard on January 1, 2006. This expense will be recognized over the period during which an employee is required to provide services in exchange for the award. Currently, the Company does not have any outstanding stock options, and as such the Company does not expect the guidance under SFAS No. 123(R) to have a material impact on the consolidated financial statements.

In December 2004, the FASB issued SFAS No. 153, "Exchange of Non-monetary Assets, an amendment of APB Opinion No 29, Accounting for Non-monetary Transactions." SFAS No. 153 eliminates the exception for non-monetary exchanges of similar productive assets, which were previously required to be recorded on a carryover basis rather than a fair value basis. Instead, this statement provides that exchanges of non-monetary assets that do not have commercial substance be reported at carryover basis rather than a fair value basis. A non-monetary exchange is considered to have commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of this statement are effective for non-monetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The Company expects to adopt the standard during the fiscal year 2005. The Company is evaluating the requirements of SFAS No. 153 and has not determined the impact on its financial condition or results of operations.

ISSG, INC. AND SUBSIDIARY

(A DEVELOPMENT-STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 30, 2005 AND 2004 (UNAUDITED)

AND FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

AND FOR THE PERIOD OF INCEPTION, APRIL 24, 2002 THROUGH MARCH 31, 2005

NOTE 3 - INTANGIBLES ASSETS

Intangible assets consisted of:

	At March 31, 2005	At December 31, 2004
	(unaudited)

Patents	$ 20,025	$ 18,375
Trademarks	5,520	5,520
Less - accumulated amortization	(1,771)	(1,396)

Intangible assets, net	$ 23,774	$ 22,499

Amortization expense for the period from Inception through March 31, 2005, for the three months ended March 31, 2005 and 2004 (unaudited), and for the years ended December 31, 2004 and 2003 related to patents were $1,771, $375, $165, $659, and $421, respectively

NOTE 4 - LINE OF CREDIT

On February 25, 2005, the Company entered into a business line of credit with a bank for a maximum of $45,000, plus an additional $6,000 overdraft protection for its checking account. The interest rate for borrowings is the prime rate plus 0.5% per annum. A small annual fee is required to keep the credit facility available. The credit facility is personally guaranteed by an officer and majority shareholder of the Company. As of March 31, 2005, $50 is outstanding under this line of credit.

NOTE 5 - NOTE PAYABLE TO OFFICER

To date, the Company's operations have been funded by an officer. As of March 31, 2005 (unaudited) and December 31, 2004, and total amounts loaned to the Company by this officer totaled $150,274 and $144,124, respectively. The proceeds loaned have been used to fund operations and for the development of a prototype of the Company's beverage dispenser. The note bears interest of 10% per annum and is due on demand. For the period from Inception through March 31, 2005, for the three months ended March 31, 2005 and 2004 (unaudited), and for the years ended December 31, 2004 and 2003, $11,893, $3,750 $1,510, $6,040 and $1,302 of interest expense has been recorded related to the note, respectively. The principal and the accrued interest have been combined for presentation purposes on the accompanying consolidated balance sheet

NOTE 6 - STOCKHOLDERS' DEFICIT

Common Stock

The Company is authorized to issue one class of common stock.

ISSG, INC. AND SUBSIDIARY

(A DEVELOPMENT-STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 30, 2005 AND 2004 (UNAUDITED)

AND FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

AND FOR THE PERIOD OF INCEPTION, APRIL 24, 2002 THROUGH MARCH 31, 2005

Founder Shares

As discussed in Note 2, the 10,000,000 shares issued to the DAC shareholders have been reflected as being outstanding since the inception of DAC. As a result, on the date of Inception, the Company recorded the par value of the 10,000,000 shares of common stock of $10,000 as a founder shares expense and an increase in common stock. Previously DAC did not have any amounts recorded common stock or additional paid in capital.

Fair Value of Services Contributed by Officers

To date, the Company has not paid any compensation to their officers. The Company estimated that the fair value of these services is approximately $100,000 per officer, per year. For period from Inception to March 31, 2005, the three months ended March 31, 2005 and 2004 (unaudited), and for the years ended December 31, 2004 and 2003, the Company recorded $400,000, $50,000, $ 33,333, $183,333 and $100,000 in compensation expense, respectively. These amounts have been included in officers' compensation on the accompanying consolidated statements of operations and additional paid-in capital on the accompanying consolidated balance sheet.

Fair Value of Rent Contributed by Officers

Due to its limited operations, the Company has not needed to rent office space. The Company is currently operating out of the residence of two officers. The Company has estimated that the fair value of rents contributed by these officers using an estimated market price of rent for office space in the surrounding areas. For the period from Inception to March 31, 2005, the three months ended March 31, 2005 and 2004 (unaudited), and the years ended December 31, 2004 and 2003, the Company recorded $41,250, $4,250, $4,250, $17,000 and $12,000, respectively, in rent expense and the corresponding increase in additional paid-in capital.

NOTE 6 - INCOME TAXES

At December 31, 2004, the Company had unused net operating loss carry forwards of approximately $6,500,000, for income tax reporting purposes, primarily related to the business of the parent company ISSG. ISSG experienced a change in ownership on March 9, 2004. A change in ownership requires management to compute the annual limitation under Section 382 of the Internal Revenue Code. The amount of benefits the Company may receive from the operating loss carry forwards for income tax purposes is further dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined. The net operating loss carry forwards expire through 2024 and 2013 for federal income tax and New York state income tax purposes, respectively. Because of the uncertainty surrounding the realization of the loss carry forwards, the Company has established a full valuation allowance. During the years ended December 31, 2004, the valuation allowance increased by $42,853 to $2,615,663; during the year ended December 31, 2003, the valuation allowance increased by $10,681.

ISSG, INC. AND SUBSIDIARY

(A DEVELOPMENT-STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED MARCH 30, 2005 AND 2004 (UNAUDITED)

AND FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

AND FOR THE PERIOD OF INCEPTION, APRIL 24, 2002 THROUGH MARCH 31, 2005

The Company has a non-current deferred tax liability of $248, which has been netted against the deferred tax assets resulting from net operating loss carry forwards, for the difference between the amortization periods of the Company's intangible assets, which is 15 years for income tax reporting purposes.

For the years ended December 31, 2004 and 2003, the difference between the tax benefit derived by using the 40% Federal tax rate and the zero benefit recorded by the Company is due to the Company providing a 100% valuation allowance against all net deferred tax assets.

NOTE 7 - PRO FORMA FINANCIAL DATA

The required annual pro forma financial results are displayed as if the acquisition between ISSG, Inc. and Dial-A-Cup, Corp. took place on January 1, 2003. The pro forma results of operations data for the years ended December 31, 2004 and 2003 are as follows:

	2004	2003
Revenues	$ -	$ -
Net loss	(358,140)	(236,931)
Loss per common share	(0.03)	(0.02)

NOTE 8 - SUBSEQUENT EVENTS

On May 6, 2005, ISSG issued a 100-share dividend of common stock to all shareholders of record at the close of business on May 3, 2005. There were a total of 375 shareholders of record on May 3, 2005; therefore, 37,500 additional shares were issued in connection with this stock dividend. The Company will transfer $375 from accumulated deficit to additional paid-in capital, which is equal to the par value of the additional shares issued.

On May 13, 2005, the Company completed the initial closing of a reverse acquisition of Rub Investments Limited ("RUB"), a Nevada corporation reporting under the Securities Exchange Act of 1934. Pursuant to the terms of the acquisition, the Company will issue 150,000 shares of restricted common stock to the sole shareholder of RUB and all of the issued and outstanding shares of RUB will be cancelled.

The acquisition will be accounted for as a reverse acquisition, whereby the assets and liabilities of the Company will be reported at their historical cost. The assets and liabilities of RUB will be recorded at fair value similar to a recapitalization. No goodwill will be recorded in connection with the reverse acquisition. The reverse acquisition will result in a change in reporting entity of RUB for accounting and reporting purposes to the Company.

(b) PRO FORMA FINANCIAL STATEMENTS

Unaudited Pro Forma Financial Information

On May 13, 2005, the Company completed the initial closing of a reverse acquisition of Rub Investments Limited ("RUB"), a Nevada corporation reporting under the Securities Exchange Act of 1934. Pursuant to the terms of the acquisition, the Company will issue 150,000 shares of restricted common stock to the sole shareholder of RUB and all of the issued and outstanding shares of RUB will be cancelled as a result its merger.

The acquisition will be accounted for as a reverse acquisition, whereby the assets and liabilities of the Company will be reported at their historical cost. The assets and liabilities of RUB will be recorded at fair value similar to a recapitalization. No goodwill will be recorded in connection with the reverse acquisition. The reverse acquisition will result in a change in reporting entity of RUB for accounting and reporting purposes to the Company.

This pro forma presentation has been prepared utilizing historical financial statements and notes thereto, certain of which are included herein, as well as pro forma adjustments described below.

The Unaudited Pro Forma Combined Balance Sheet has been prepared assuming the acquisition occurred on March 31, 2005. The Unaudited Pro Forma Combined Statements of Operations for the three months ended March 31, 2005, and for the year ended December 31, 2004, includes the operating results of the Company and RUB assuming the acquisition occurred on January 1, 2004.

The unaudited pro forma combined statements presented herein are not necessarily indicative of results of operations that would have resulted had the acquisition been completed at March 31, 2005, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the consolidated company. They are, therefore, qualified in their entirety. They should be read in conjunction with the historical financial statements of the Company, which are included herein, and the historical financial statements of RUB.

The unaudited pro forma adjustments represent management's estimates based on information available at this time. Actual adjustments to these unaudited financial statements could differ from those reflected herein.

I-11

UNAUDITED PRO FORMA COMBINED BALANCE SHEET As of March 31, 2005
	Historical	Historical	Acquisition	Pro forma
	RUB	ISSG	Adjustments	Combined

Assets

Current assets:
Cash	$ -	$ 23,262		$ 23,262
Intangible assets, net of accumulated amortization of $1,396	-	23,774		23,774

Total current assets	-	47,036		47,036

Total assets	$ -	$ 47,036		$ 47,036

Liabilities and Stockholders' Equity

Current liabilities:
Line of credit	$ -	$ 50		$ 50
Accounts payable	-	39,446		39,446
Accrued liabilities	-	20,916		20,916
Note payable to officer	-	162,167		162,167
Total current liabilities	-	222,579		222,579

Stockholders' deficit
Common stock, $0.01 par value	9,876	10,550	(A) (8,376)	12,050
Additional paid-in-capital	-	440,700	(A, B) (1,500)	439,200
Deficit accumulated during development stage	(9,876)	(626,793)	(B) 9,876	(626,793)
Total stockholders' deficit	-	(175,543)	-	(175,543)

Total liabilities and stockholders' deficit	$ -	$ 47,036	$ -	$ 47,036

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS For the three months ended March 31, 2005
	Historical	Historical	Acquisition	Pro forma
	RUB	ISSG	Adjustments	Combined

Revenue	$ -	$ -		$ -
Cost of sales	-	-		-
Gross profit	-	-		-

Operating expenses:
Research and development	-	-		-
General and administrative	750	66,381		67,131
Total operating expenses	750	66,381		67,131

Operating loss	(750)	(66,381)		(67,131)

Interest income	-	-		-
Interest expense - related party	-	(3,705)		(3,705)
Loss before provision for income taxes	(750)	(70,086)		(70,836)
Provision for income taxes	-	-		-
Net loss	$ (750)	$ (70,086)		$ (70,836)

Basic and diluted loss per common share	$ (0.00)	$ (0.01)		$ (0.01)

Weighted average number of
common shares outstanding - basic and diluted	9,445,814	10,583,546	(A) 150,000	10,733,546

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS For the year ended December 31, 2004
	Historical	Historical	Acquisition	Pro forma
	RUB	ISSG	Adjustments	Combined

Revenue	$ -	$ -		$ -
Cost of sales	-	-		-
Gross profit	-	-		-

Operating expenses:
Research and development	-	116,000		116,000
General and administrative	1,500	217,440		218,940
Total operating expenses	1,500	333,440		334,940

Operating loss	(1,500)	(333,440)		(334,940)

Interest income	-	107		107
Interest expense - related party	-	(6,040)		(6,040)
Loss before provision for income taxes	(1,500)	(339,373)		(340,873)
Provision for income taxes	-	(1,100)		(1,100)
Net loss	$ (1,500)	$ (340,473)		$ (341,973)

Basic and diluted loss per common share	$ (0.00)	$ (0.03)		$ (0.03)

Weighted average number of
common shares outstanding - basic and diluted	8,234,293	10,447,838	(A) 150,000	10,597,838

NOTES TO THE UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma adjustments result from the allocation of the purchase price for the acquisition based on the fair value of the assets, liabilities and commitments acquired from RUB and to conform RUB's accounting policies to that of the Company's. The amounts and descriptions related to the preliminary adjustments are as follows:

  In connection with the acquisition of RUB, the Company issued RUB 150,000 shares of common stock at a par value of $0.01 and all issued and outstanding shares of RUB were cancelled. The increase in common stock of $1,500 is offset to additional paid-in capital. The 150,000 shares are also included in weighted average shares outstanding for the periods presented since the pro forma statements of operations show the combined operations as if the acquisition occurred on January 1, 2004.

  RUB's accumulated deficit of $9,876 is eliminated upon its acquisition by the Company. The effect of the entry is a credit to accumulated deficit and a charge to additional paid-in capital.

(c) EXHIBITS

Exhibit Number	Description
(2)*	Agreement and Plan of Merger between Rub Investments Limited and ISSG, Inc.
(3ia)**	Certificate of Merger between Rub Investments Limited and ISSG, Inc. (Delaware)
(3ib)**	Articles of Merger between Rub Investments Limited and ISSG, Inc. (Nevada)

*    Filed in Form 8-K on May 17, 2005 as Exhibit 2.

**  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                        ISSG, INC.

                                                                                                        By: /s/Terence Davis

                                                                                                          Terence Davis, President

Date: June 10, 2005